Money Market Obligations Trust
Federated Municipal Obligations Fund
Cash II Shares (TICKER MODXX)
Cash Series Shares (TICKER MFSXX)
Investment Shares (TICKER MOIXX)
Trust Shares (TICKER MOTXX)
Federated Prime Cash Obligations Fund
Automated Shares (TICKER PTAXX)
Cash II Shares (TICKER PCDXX)
Cash Series Shares (TICKER PTSXX)
Class R Shares (TICKER PTRXX)
Trust Shares (TICKER PTTXX)

SUPPLEMENT TO SUMMARY PROSPECTUSES DATED JUNE 2, 2015
1. Please add the following as the first five paragraphs of the section entitled “What are the Main Risks of Investing in the Fund?”:
“On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. Under these amendments, money market funds that are designated as “retail” money market funds will be permitted to continue to use amortized cost to value their portfolio securities and to transact at a stable $1.00 net asset value as they do today. To qualify as a retail money market fund under these amendments, prior to October 14, 2016, a fund must adopt policies and procedures reasonably designed to limit investments in the fund to accounts beneficially owned by natural persons.
The Fund expects to operate as a retail money market fund beginning on or about October 14, 2016. At such time, only accounts beneficially owned by natural persons may be invested in the Fund. Other accounts must redeem their investment in the Fund or the Fund, pursuant to relief granted by the SEC, may redeem such accounts. The Fund will provide advance written notification of its intent to make any such involuntary redemptions, which will include more specific information about timing. Neither the Fund nor the Adviser will be responsible for any loss of income in an investor's account resulting from an involuntary redemption.

Further, under the SEC's amendments, prior to October 14, 2016, the Fund must adopt policies and procedures for imposing liquidity fees on redemptions or temporarily suspending redemptions (“gating”) if the Fund's weekly liquid assets fall below a certain threshold and the Board of Trustees (the “Board”) determines such actions to be in the best interest of the Fund. Among other requirements, if the Fund's weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose a 1% liquidity fee on shareholder redemptions unless the Board determines that not doing so is in the best interests of the Fund. If the Fund's weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed or gate redemptions for a period of not more than 10 business days.
Prior to October 14, 2016, the Board will adopt policies and procedures (a) to limit the beneficial owners of its shares to natural persons and (b) to allow the Fund to impose liquidity fees and temporarily suspend redemptions. Upon the adoption of such policies and procedures, the prospectuses and statement of additional information of the Fund will be updated to reflect those changes. The updated prospectus and statement of additional information will provide more details regarding when the Fund will treat shares as beneficially owned by natural persons and the process for imposing liquidity fees or temporarily suspending redemptions.
These determinations, actions, and anticipated timing of such actions are preliminary and remain subject to formal Board determinations and future changes. As appropriate, shareholders will be given notice of further developments.”

2. Please delete the final paragraph of the section entitled “What are the Main Risks of Investing in the Fund?” and replace with the following:
“You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.”
3. The following item is for Federated Municipal Obligations Fund only:
Please add the following as the first risk in the section entitled “What are the Main Risks of Investing in the Fund?”:
■	“Tax-Exempt Securities Risk. The securities in which the Fund invests may include those issued by state or local governments, other political subdivisions or authorities, or directly or indirectly supported by taxes, assessments, tolls, fees or other revenue collected by or otherwise derived from or through such issuers. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund's investments in tax-exempt securities.”
September 29, 2015

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452850 (9/15)
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